Dividends on ordinary shares and other equity instruments	12 Months Ended
Dec. 31, 2020
10. Dividends on ordinary shares and other equity instruments
Dividends on ordinary shares and other equity instruments

10 Dividends on ordinary shares and other equity instruments

The 2020 financial statements include £263m (2019: £233m) of dividend paid. This includes the final dividend declared in relation to the prior year of £263m (2019: £nil) and half year dividends of £nil (2019: £233m). This results in a total dividend for the year of 0.11p (2019: £0.10p) per ordinary share. A dividend of £263m was paid on 25 March 2020 by Barclays Bank PLC to its parent Barclays PLC. This was prior to the announcement made by the PRA on 31 March 2020 that capital be preserved for use in serving Barclays customers and clients through the extraordinary challenges presented by the COVID-19 pandemic. As part of a response to this announcement, Barclays PLC took steps to provide additional capital to Barclays Bank PLC as part of the £1.5bn of capital contributions made during H120.

Dividends paid on preference shares amounted to £42m (2019: £41m).  Dividends paid on the 4.75% €100 preference shares amounted to £439.21 per share (2019: £409.44). Dividends paid on the 6.278% US$100 preference shares amounted to £485.75 per share (2019: £485.94).

Dividends paid on other equity instruments amounted to £677m (2019: £660m). For further detail on other equity instruments, please refer to Note 27.

The Directors have approved a full year dividend in respect of 2020 of £174m. In addition, the Company will pay a £520m dividend to Barclays PLC in order to partially fund a share buy-back. The aggregate dividend of £694m will be paid on 9 March 2021. The financial statements for the year ended 31 December 2020 do not reflect this aggregate dividend, which will be accounted for in shareholders’ equity as an appropriation of retained profits in the year ending 31 December 2021. Dividends are funded out of distributable reserves.